NASDAQ: OCFC
1
OceanFirst Financial Corp.
OceanFirst Financial Corp.
John R. Garbarino -
John R. Garbarino -
Chairman, CEO
Chairman, CEO
Michael J. Fitzpatrick -
Michael J. Fitzpatrick -
Executive Vice President, CFO
Executive Vice President, CFO
RODMAN & RENSHAW
RODMAN & RENSHAW
ANNUAL GLOBAL INVESTOR CONFERENCE
ANNUAL GLOBAL INVESTOR CONFERENCE
SEPTEMBER 13, 2010
SEPTEMBER 13, 2010
Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
Our 108-Year History
Our 108-Year History
Founded at the Jersey Shore in 1902, OceanFirst converts to public company from a mutual structure on July 2, 1996 with an issuance of
27.2 million¹ shares to the Bank's eligible depositors,
our Employee Stock Ownership Plan, and the OceanFirst Foundation.
As a healthy institution, accepted the Preferred Stock investment of the
U.S. Treasury under the Capital Purchase Plan for $38.3 million on
January 16, 2009.  Subsequently raised $54.2 million from a follow-on common stock offering in November 2009 with the proceeds used to redeem the Preferred Stock investment on December 30, 2009.
¹ Split adjusted
Entered mortgage banking business with acquisition of Columbia Home
Loans in 2000; shuttered the subsidiary in 2007.

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Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Corporate Profile
Corporate Profile
Philadelphia
New York
Community Bank serving the
Jersey Shore - $2.2 billion in
assets and 23 branch offices
Market Cap $213 million (as of
August 31, 2010)
Core deposit funded – 80% of
total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Note:  See Appendix 1 for Market Demographic information.

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
Insider ownership of 28.0% is substantial
OceanFirst Bank ESOP 10.5%
OceanFirst Foundation 7.4%
Directors & Senior Executive Officers 10.1%
As of the March 9, 2010 proxy record date.
Vito R. Nardelli succeeded John Garbarino as President effective
July 21, 2010 and had been Executive Vice President, Chief Operating
Officer of OceanFirst Bank since September 2005.  He has been employed with the Bank since June 1, 2004.  Prior to that, he had an extensive career of over 30 years in community banking in New Jersey and also prior experience with First Union Financial Corp., Chase
Manhattan Bank, and Marine Midland Bank.  He has also served as
Director of Retail Banking for The Trust Company of New Jersey and,
until 2003, as Division President of the Dime Savings Bank of
New Jersey.
36 6 President, Chief Operating Officer Vito R. Nardelli
Michael J. Fitzpatrick has been Executive Vice President and Chief
Financial Officer of OceanFirst Financial Corp. since 1995.  He has also been Executive Vice President and Chief Financial Officer of OceanFirst
Bank since 1992, when he joined the firm. Prior to that, he was with
KPMG for 11 years.
18 18 Executive Vice President, Chief Financial Officer Michael J. Fitzpatrick
John R. Garbarino has served as Chairman and Chief Executive Officer of OceanFirst Financial Corp. since 1995.  He has served in various capacities for OceanFirst Bank since 1971 and has been a member of the Bank’s senior management since 1979.  In 1985, he was elected
President and Chief Executive Officer of the Bank.  He has been a member of the Bank’s Board of Directors since 1984 and was appointed
Chairman of the Board in 1989.
39 39 Chairman, Chief Executive Officer John R. Garbarino
Professional Experience
# of
Years in
Banking
# of
Years
at OCFC
Position Name

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the Community Bank of Choice in attractive Central
Jersey Shore market
Offering a full range of consumer and commercial banking products with diversified income streams
Guarding credit quality in ALL business cycles
Transitioning balance sheet with current emphasis on core deposit funding and commercial lending growth
Ready for in-market roll-up opportunities presented by smaller,
“regulatory fatigued” competitors

NASDAQ: OCFC 7
Highlights –
Highlights –
Second Quarter 2010
Second Quarter 2010
Diluted earnings per share increased to $.27 compared to $.26 in the prior year period
Deposits increased $158.9 million of which $156.6 million was core deposit growth (defined as all deposits excluding time deposits)
Loans receivable, net increased $27.3 million of which $26.2 million was growth in commercial loans
Total revenue (net interest income and total other income)
increased 14.7% compared to the prior year period
Net interest margin increased to 3.78% compared to 3.56% in the prior year period

NASDAQ: OCFC 8
Deposit Market Share
Deposit Market Share
12,693,674 195 Total For Institutions In Market
1.50 190,051 6 Shore Community Bank (NJ) 10
1.80 228,140 6 Sun Bancorp Inc. (NJ) 9
3.65 463,303 12 PNC Financial Services Group (PA) 8
4.74 602,140 9 Investors Bancorp Inc. (MHC) (NJ) 7
9.29 1,179,785 18 OceanFirst Financial Corp. (NJ) 6
10.19 1,293,891 24 Bank of America Corp. (NC) 5
11.70 1,485,578 25 Banco Santander S.A. (Spain) 4
13.87 1,760,300 20 Toronto-Dominion Bank (Canada) 3
16.54 2,099,640 28 Wells Fargo & Co. (CA) 2
18.71 2,375,136 13 Hudson City Bancorp Inc. (NJ) 1
Ocean County, NJ
(%) ($000) Branches Institution Rank
Mkt. Shr. Dep. In Mkt. # of
June 30, 2009
Source:  FDIC

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Deposit Composition Transition
Deposit Composition Transition
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2005
June 30, 2010
Interest
Bearing
Demand
Deposits,
48.6%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
5.2%
Retail Time
Deposits,
14.7%
MMDA &
Savings,
22.6%
Interest
Bearing
Demand
Deposits,
28.2%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
8.1%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
27.1%

NASDAQ: OCFC 10
Loan Composition Transition
Loan Composition Transition
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
Commercial
R.E., 25.3%
Residential
R.E., 56.8%
Commercial
& Industrial,
4.6%
Construction
R.E., 0.6%
Consumer &
Other(1),
12.7%
Commercial
R.E., 16.5%
Residential
R.E., 69.8%
Commercial
& Industrial,
3.8%
Construction
R.E., 1.3%
Consumer &
Other(1),
8.6%
December 31, 2005 June 30, 2010

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1.73% 2.22% 1.77% 1.26% 0.73% Percent of Portfolio
0.22%
$3,789
$214,178
Consumer
0.19%
$3,199
$436,404
Commercial
Real Estate and
Construction
0.06%
$979
$77,876
Commercial
1.73% 1.26% Percent of Total Loans
$29,213 $21,246 Non-Performing Loans
$1,685,666 $957,208 Loan Portfolio Balance
Total
One-to-Four
Family
Overall Strength in a Diversified Portfolio
Overall Strength in a Diversified Portfolio
Data as of June 30, 2010 – dollars in thousands

NASDAQ: OCFC
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Prudent Credit Risk Management
Prudent Credit Risk Management
Building Loan Loss Reserves
0
1000
2000
3000
4000
5000
6000
12/31/08 12/31/09 6/30/10
Net Charge-Offs Provision for Loan Losses
Year-Ended
Six Months

NASDAQ: OCFC 13
Favorable Residential Past Due Comparisons
Favorable Residential Past Due Comparisons
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
05 06 07 08 09 10
OCFC All Mortgage Loans MBA NJ Mortgage Loans MBA NJ Conventional (Prime) Mortgage Loans
Quarterly Delinquency Trends

NASDAQ: OCFC 14
Attractive, Expanding Net Interest Margin
Attractive, Expanding Net Interest Margin
(1) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
2.5%
2.7%
2.9%
3.1%
3.3%
3.5%
3.7%
3.9%
2006 2007 (1) 2008 2009 Six Months Ended
6/30/10

NASDAQ: OCFC 15
Growing Non-Interest Income
Growing Non-Interest Income
(1) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
2006 2007 (1) 2008 2009 Six Months
Ended
6/30/10
Non-Interest Income/Average Assets

NASDAQ: OCFC 16
Delivering Double-Digit Return on Equity
Delivering Double-Digit Return on Equity
(1) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2006 2007 (1) 2008 2009 Six Months
Ended
6/30/10

NASDAQ: OCFC 17 Strong Tangible Common Equity Strong Tangible Common Equity 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2006 2007 2008 2009 6/30/2010 At December 31

NASDAQ: OCFC 18
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers¹
10.1x
10.5x
109%
Valuation
Price / Tang. Book Value 132%
Price / LQA EPS 13.3x
Price / Estimated EPS 13.5x
¹ Peers include: ALNC, CNBC, DCOM, FFIC, HUVL, LBAI, PBNY, PGC, SMTB, STBC, STL, SUBK, and TRST
Note: Financial data for the period ended June 30, 2010; Source:  Sandler O’Neill
OCFC incorporates $11.33 share price as of August 31, 2010

NASDAQ: OCFC 19
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Experienced management team and insider ownership
Consistent financial performance
Conservative credit culture and profile
Strong balance sheet and capital base
Demonstrated financial management
Attractive current valuation

NASDAQ: OCFC 20 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC
21
Market Demographics
Market Demographics
APPENDIX 1
12.4 14.7 17.5 14.3 15.5 Projected 2010-2015 Median
Household Income Growth (%)
54,442 72,519 78,561 82,974 60,936 Median Household Income ($)
3.8 1.2 1.8 2.0 4.0 Projected 2010-2015
Population Growth (%)
794,605 649,429 578,728 Population
0.3 0.9 9.3 Market Share (%)
34 18 6 Market Rank
3.8 10.6 85.6 % of OceanFirst Deposits
National New Jersey Middlesex Monmouth Ocean
Deposit data as of June 30, 2009.
Demographic data as of June 30, 2010.
Source:  SNL Financial

NASDAQ: OCFC 22
One-to-Four Family Loans
Average size of mortgage loans $186,000
Interest-only loans - Amount $97.2 million
- Percent of total one-to-four family loans 10.0%
Stated income loans - Amount $66.6 million
- Percent of total one-to-four family loans 6.8%
Weighted average loan-to-value ratio 58%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2009 62%
Weighted average loan-to-value ratio of loans originated for the six months ended June 30, 2010 63%
Average FICO score  744
Average FICO score of loans originated for the year ended December 31, 2009 756
Average FICO score of loans originated for the six months ended June 30, 2010 761
Percent of jumbo loans at origination 45.5%
Percent of loans outside the New York/New Jersey market 6.3%
Percent of loans for second homes 7.7%
APPENDIX 2
Loan Portfolio Metrics
Loan Portfolio Metrics

NASDAQ: OCFC 23
Commercial Real Estate
Average size of commercial real estate loans $684,000
Largest commercial real estate loan $13.8 million
Commercial Loans
Average size of commercial loan $167,000
Largest commercial loan $14.4 million
As of June 30, 2010, unless otherwise noted.
APPENDIX 2
(Cont’d)
Loan Portfolio Metrics (Cont’d)
Loan Portfolio Metrics (Cont’d)

NASDAQ: OCFC 24
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Construction, 7.3%
Retail Trade, 4.0%
Other Services, 5.0%
Miscellaneous, 14.2%
Real Estate
Investment, 32.0%
Manufacturing, 5.5%
Arts/Entertainment/
Recreation, 9.5%
Wholesale Trade,
8.6%
Accommodations/
Food Services, 7.1%
Healthcare, 6.8%
Total Commercial Loan Portfolio
by Industry Concentration
Real Estate Investment by
Property Concentration
Office, 28.2%
Retail Store, 7.8%
Multi-Family, 6.0%
Land, 5.0%
Commercial
Development, 5.8%
Residential
Development, 7.2%
Miscellaneous, 14.8%
Industrial/
Warehouse, 15.7%
Shopping Center, 9.5%
As of June 30, 2010
APPENDIX 2
(Cont’d)
APPENDIX 2
(Cont’d)